SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                November 18, 1997


                         THE ESTEE LAUDER COMPANIES INC.
             (Exact Name of Registrant as Specified in its Charter)


   DELAWARE                     1-14064                      11-2408943
(State or Other               (Commission                 (I.R.S. Employer
Jurisdiction                  File Number)             Identification Number)
of Incorporation)


                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
               (Address of principal executive offices) (zip code)


                                 (212) 572-4200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





NYFS11...:\90\44090\0019\1989\SECN147T.340

ITEM 5.  OTHER EVENTS.

            The Registrant announced on November 19, 1997 that it had entered into an agreement with Aveda Corporation to purchase Aveda Corporation for a cash purchase price of $300 million.

            A copy of the Registrant's press release dated November 19, 1997 is filed as Exhibit 99 to this Report.












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
ITEM 7.  EXHIBITS

      99.         Press Release issued by the Registrant on November
                  19, 1997.











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
                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   THE ESTEE LAUDER COMPANIES INC.

                                   By: /s/ Fred H. Langhammer
                                      ---------------------------------
                                   Name:  Fred  H. Langhammer
                                   Title: President and Chief Operating Officer





Dated:    November 19, 1997










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
                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    99.         Press Release issued by the Registrant on November 19, 1997.